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                             RUSSELL INSURANCE FUNDS
                        Supplement dated May 14, 2002 to
                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 30, 2002

     The following restates the description of Security Capital Research & Management Incorporated in the section entitled "Money Manager Information" for the Real Estate Securities Fund in its entirety in the Russell Insurance Funds Statement of Additional Information:

                            MONEY MANAGER INFORMATION

                           REAL ESTATE SECURITIES FUND

     Security Capital Research & Management Incorporated is a wholly-owned subsidiary of Security Capital Investment Research Incorporated ("SCIR"), a publicly traded company. SCIR is a wholly-owned subsidiary of Security Capital Group Incorporated, a publicly traded company.